Exhibit 99.3

Notice of Grant of Stock Options
355 S 520 W Suite 100, Lindon, Utah 84042

Option Number:
Plan: 2002
ID:

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of The SCO Group (the “Corporation”):

Optionee:	Grant Date:

Exercise Price:	Number of Option Shares:

Type of Option:	Total Option Price:

VESTING

Vesting Commencement Date:
Expiration Date:
Date Exercisable:

Vesting Schedule:

Shares	Vest Type	Full Vest	Expiration

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of THE SCO GROUP 2002 OMNIBUS STOCK INCENTIVE PLAN*, (the “Plan).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement*.  Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement, whether said options are purchased electronically or in person*.

*Documents available on The SCO Group Intranet.

No Employment or Service Contract.  Nothing in this Notice or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.

THE SCO GROUP

STOCK OPTION AGREEMENT

RECITALS

The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants who provide services to the Corporation (or any Parent or Subsidiary).

A.                                    Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

B.                                    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix or the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.                                      Grant of Option.  The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice.  The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 below at the Exercise Price.

2.                                      Option Term.  This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6 below.

3.                                      Limited Transferability.  This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.  Notwithstanding the foregoing, this option may be assigned in accordance with the terms of a Domestic Relations Order.  If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Domestic Relations Order.  The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

4.                                      Dates of Exercise.  This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice.  As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5.                                      Cessation of Service.  The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a)                                  Should Optionee cease to remain in Service for any reason (other than Cause, Disability or death) while this option is outstanding, then Optionee shall have the right to exercise this option for a period of three (3) months following the date of such cessation of Service.

(b)                                 Should Optionee cease to remain in Service for Cause, then the optionee shall have the right to exercise this option for a period of thirty (30) days of such cessation of Service.

(c)                                  Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this option for a period of twelve (12) months following the date of Optionee’s death.

(d)                                 Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have the right to exercise this option for a period of twelve (12) months following the date of such cessation of Service.

(e)                                  During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee’s cessation of Service.  This option shall terminate and cease to be outstanding for any vested shares for which this option has not been exercised upon the earlier of the following:  (i) expiration of the applicable post-Service exercise period, (ii) upon the termination of the option as a result of a Corporate Transaction, or (iii) upon the expiration of the option term.  To the extent Optionee is not vested in the Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.  Notwithstanding anything to the contrary contained in this Agreement, in no event shall this option be exercisable at any time after the Expiration Date.

6.                                      Special Termination of Option.

(a)                                  In the event of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

(b)                                 If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

(c)                                  This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure assets.

7.                                      Adjustment in Option Shares.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.                                      Shareholder Rights.  The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

9.                                      Manner of Exercising Option.

(a)                                  In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i)                                     Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

(ii)                                  Pay the aggregate Exercise Price for the purchased shares in cash or check made payable to the Corporation.

(iii)                               Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv)                              Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

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(v)                                 Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b)                                 As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c)                                  In no event may this option be exercised for any fractional shares.

(d)                                 In the alternative, Optionee may exercise this option with respect to all or any part of the Options Shares for which this option is at the time exercisable electronically by utilizing E*TRADE’s Optionslink.  All funds to be paid for the exercise or funds to be received after the sale of such shares will be transacted between the Optionee and E*TRADE.

10.                               REPURCHASE RIGHTS.  ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

11.                               Compliance with Laws and Regulations.

(a)                                  The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b)                                 The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.  The Corporation, however, shall use its best efforts to obtain all such approvals.

12.                               Successors and Assigns.  Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13.                               Notices.  Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its Principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice.  All notices shall be deemed effective upon personal delivery or upon deposit in the U. S. mail, postage prepaid and properly addressed to the party to be notified.

14.                               Construction.  This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan.  All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15.                               Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Utah without resort to that State’s conflict-of-laws rules.

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APPENDIX

The following definitions shall be in effect under the Agreement:

A.                                   Agreement shall mean this Stock Option Agreement.

B.                                     Board shall mean the Corporation’s Board of Directors.

C.                                     Cause shall mean any of the following:  (i) Optionee’s material breach of any employee, confidentiality, or other employment related agreement with the Corporation, (ii) Optionee’s violation of the Corporation’s policies or procedures set forth in the Corporation’s Policies and Procedure Manual, as amended from time to time, or (iii) Optionee’s conviction of or entrance of a plea of nolo contendere to a felony or to any other crime punishable by incarceration.

D.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

E.                                      Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

F.                                      Common Stock shall mean the Corporation’s common stock.

G.                                     Corporate Transaction shall have the same meaning as the term “Change in Control” as set forth in the Plan.

H.                                    Corporation shall mean The SCO Group, a Delaware corporation.

I.                                         Disability shall mean the inability of Optionee to engage in the performance of his duties as an Employee for a period exceeding three (3) months by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances

J.                                        Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of Optionee.

K.                                    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L.                                      Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

M.                                 Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

N.                                    Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

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O.                                    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)                                     If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)                                  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)                               If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

P.                                      Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Q.                                    Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

R.                                     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

S.                                      Non-Qualified Stock Option shall mean an option not intended to satisfy the requirements of IRS Code Section 422.

T.                                     Option Shares shall mean the number of shares of Common Stock subject to the option.

U.                                    Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

V.                                     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W.                                Plan shall mean the Corporation’s 2002 Omnibus Stock Incentive Plan.

X.                                    Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

Y.                                     Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

Z.                                     Stock Exchange shall mean NASDAQ.

AA.                         Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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